UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2012

GEORGETOWN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Federal	0-51102	20-2107839
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 East Main Street, Georgetown, MA	01833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-352-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements. On April 23, 2012, Georgetown Bancorp, Inc., a Maryland corporation and the proposed successor to Georgetown Bancorp, Inc., a federal corporation (the “Company”), entered into employment agreements (the “Agreements”) with Robert E. Balletto, President and Chief Executive Officer, and Joseph W. Kennedy, Senior Vice President and Chief Financial Officer (each, an “Executive” and collectively, the “Executives”), effective as of the closing of the second-step conversion of Georgetown Bancorp, MHC and the Company’s initial public offering (the “Effective Date”). On April 18, 2012, Georgetown Bancorp, Inc., the federal corporation and the majority-owned subsidiary of Georgetown Bancorp, MHC, filed a Current Report on Form 8-K regarding Georgetown Savings Bank’s entry into updated employment agreements with Messrs. Balletto and Kennedy. Georgetown Savings Bank (the “Bank”) is the wholly-owned subsidiary of Georgetown Bancorp, Inc., the federal corporation, and will be the wholly-owned subsidiary of the Company following the second step conversion of Georgetown Bancorp, MHC. The Agreements with the Company are substantially similar to the employment agreements between the Executives and the Bank, except that the Company agreements do not contain certain regulatory language that is required to be included in the employment agreements with the Bank. In addition, the Agreements do not provide for an automatic reduction in benefits in order to avoid an excess parachute payment, if any, in connection with the payment of severance benefits following a change in control of the Company. The Agreements also make clear that there will be no duplication of benefits between the benefits provided under the Agreements and the benefits that may be provided under the similar employment agreements between the Executives and the Bank. To the extent payments and benefits, as provided for under the Agreements, are paid or received by the Executives under the employment agreement in effect between Executives and the Bank, the payments and benefits paid by the Bank will be subtracted from any amount or benefit due simultaneously to Executives under similar provisions of the Agreements.

The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements attached hereto as Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Form Financial Information: None.

(c)	Shell Company Transaction: None.

(d)	Exhibits:

Exhibit No.	Description

Exhibit 10.1	Employment Agreement between Georgetown Bancorp, Inc., a Maryland corporation, and Mr. Robert E. Balletto, dated April 23, 2012

Exhibit 10.2	Employment Agreement between Georgetown Bancorp, Inc., a Maryland corporation, and Mr. Joseph W. Kennedy, dated April 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGETOWN BANCORP, INC.

DATE: April 24, 2012	By:	/s/Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President and Chief Financial Officer